Subsequent events	6 Months Ended
Jun. 30, 2020
Subsequent events
Subsequent events

22.Subsequent events

In July 2020, the Group entered into a license agreement with Turning Point Therapeutics, Inc. ("Turning Point"), pursuant to which Turning Point granted the Group exclusive rights to develop and commercialize products containing Turning Point’s drug candidate, repotrectinib, in Mainland China, Hong Kong, Macau and Taiwan (the "Territory"). Turning Point retains exclusive rights to, among other things, develop, manufacture and commercialize the Products outside the Territory. Pursuant to the terms of agreement, Turning Point will receive an upfront cash payment of $25,000 and will be eligible to receive up to $151,000 in development and sales milestone payments. In addition, the Group will pay Turning Point tiered percentage royalties on annual net sales of the products in the Territory, subject to adjustments in specified circumstances.